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Exhibit 4.1

Magna Entertainment Corp PO Box A3480, Chicago IL 60690-3480	CUSIP Holder ID Insurance Value Number of Shares		559211305 C0000010162 $0.00 1
	Certificate Numbers ZQ00002059 Total Transaction	Num/No. 1	Denom. 1	Total 1 1

MECA
COMPUTERSHARE SHAREHOLDER SERVICES INC
SPECIMEN CERTIFICATE
250 ROYALL ST
CANTON MA 02021

ZQ\00002059\MECA\C01\CUS\C0000010162\*COY\00630204\0073

CLASS A SUBORDINATE VOTING STOCK PAR VALUE $0.01	MEC	CLASS A SUBORDINATE VOTING STOCK THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ, GOLDEN, CO AND TORONTO, ON.
Certificate Number ZQ00002059	MAGNA ENTERTAINMENT CORP. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	Shares **1******************** **1******************** **1******************** **1******************** **1********************

THIS CERTIFIES THAT	COMPUTERSHARE SHAREHOLDER SERVICES INC SPECIMEN CERTIFICATE	CUSIP 559211 30 5 SEE REVERSE FOR CERTAIN DEFINITIONS ISIN US 5592113055
is the owner of
**ONE**
SPECIMEN

FULLY-PAID AND NON-ASSESSABLE SHARES OF THE CLASS A SUBORDINATE VOTING STOCK OF

Magna Entertainment Corp. (hereinafter called the "Company"), transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Articles of Incorporation, as amended, and the By-Laws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

		DATED	15-JUL-2003
[SIGNATURE] Executive Vice President and Chief Financial Officer [SIGNATURE]	MAGNA ENTERTAINMENT CORP. SEAL 1999 DELAWARE	COUNTERSIGNED AND REGISTERED: COMPUTERSHARE INVESTOR SERVICES INC. (TORONTO) CO-TRANSFER AGENT AND REGISTRAR	COUNTERSIGNED AND REGISTERED: COMPUTERSHARE TRUST COMPANY, N.A. (DENVER) TRANSFER AGENT AND REGISTRAR
		By	By
Secretary		AUTHORIZED SIGNATURE	AUTHORIZED SIGNATURE

SECURITY INSTRUCTIONS ON REVERSE

MAGNA ENTERTAINMENT CORP.

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE ARTICLES OF INCORPORATION OF THE COMPANY, AS AMENDED, AND THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE COMPANY, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE COMPANY A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT-.........................Custodian............................. (Cust) (Minor)
TEN ENT	-	as tenants by the entireties	under Uniform Gifts to Minors Act ............................... (State)
JT TEN	-	as joint tenants with right of survivorship	UNIF TRF MIN ACT ...........................Custodian (until age....)............................
		and not as tenants in common	(Cust) (Minor)
under Uniform Transfers to Minors Act.............................
(State)
Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
For value received, hereby sell, assign and transfer unto

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

Shares
of the Class A Subordinate Voting Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

		Signature(s) Guaranteed: Medallion Guarantee Stamp
Dated:	20	THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Association and Credit Unions) WITH MEMBERSHIP IN AN
Signature:		APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.
Signature:
	Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

SPECIMEN

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  Exhibit 4.1